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Exhibit 10.27

PG&E CORPORATION
NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN
(As amended effective as of July 1, 2004)

1.
Purpose of the Plan

  This is the controlling and definitive statement of the PG&E Corporation Non-Employee Director Stock Incentive Plan (hereinafter called the PLAN1). The purpose of the PLAN is to advance the interests of the CORPORATION by providing NON-EMPLOYEE DIRECTORS with financial incentives to promote the success of its long-term (five to ten years) business objectives, and to increase their proprietary interest in the success of the CORPORATION. Inasmuch as the PLAN is designed to encourage financial performance and to improve the value of shareholders' investment in PG&E CORPORATION, the costs of the PLAN will be funded from corporate earnings.

Capitalized words are defined in Section 15 hereof.

2.
Formula Awards of Director Restricted Stock, Non-Qualified Stock Options and Phantom Stock to Non-Employee Directors

  All awards of DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK under the PLAN shall be automatic and non-discretionary, and shall be made strictly in accordance with the provisions contained herein. No person shall have any discretion to select which NON-EMPLOYEE DIRECTORS shall be granted DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS or PHANTOM STOCK. Further, no person shall have any discretion to determine the number of shares of DIRECTOR RESTRICTED STOCK awarded to a NON-EMPLOYEE DIRECTOR, and, except as otherwise provided in Section 4 with respect to a NON-EMPLOYEE DIRECTOR'S election to allocate formula awards between NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK, no person shall have any discretion to determine the number of shares underlying NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK awarded to a NON-EMPLOYEE DIRECTOR.

3.
Awards of Director Restricted Stock
(a)
On the first business day of each calendar year beginning on January 1, 1998, during the duration of the PLAN, each person who is a NON-EMPLOYEE DIRECTOR on the first business day of the applicable calendar year shall receive a grant of DIRECTOR RESTRICTED STOCK in an amount to be determined in accordance with the formula set forth in this Section 3(a). The number of shares of DIRECTOR RESTRICTED STOCK to be granted to each NON-EMPLOYEE DIRECTOR each calendar year shall be determined by (i) dividing thirty thousand dollars ($30,000) by the FAIR MARKET VALUE of the COMMON STOCK on the first business day of the applicable calendar year, and (ii) rounding the resulting number down to the nearest whole share. No person shall receive more than one (1) grant of DIRECTOR RESTRICTED STOCK during any calendar year.

(b)
Shares of DIRECTOR RESTRICTED STOCK shall vest cumulatively as follows: (i) twenty percent (20%) of such shares on the first anniversary of the date of grant; (ii) forty percent (40%) of such shares on the second anniversary of the date of grant; (iii) sixty percent (60%) of such shares on the third anniversary of the date of grant; (iv) eighty percent (80%) of such shares on the fourth anniversary of the date of grant; and (v) one hundred percent (100%) of such shares on the fifth anniversary of the date of grant. Shares of DIRECTOR RESTRICTED STOCK may not be resold or otherwise transferred by a GRANTEE until such shares are vested in accordance with the provisions of this Section 3(b).

4.
Annual Election to Receive Non-Qualified Stock Options and Phantom Stock

  By December 31 of each calendar year during the term of the Plan, each person who is then a NON-EMPLOYEE DIRECTOR shall deliver to the Corporate Secretary a written election to receive either NON-QUALIFIED STOCK OPTIONS or PHANTOM STOCK, or both, with an aggregate value of $30,000, on the first business day of the following calendar year, provided the person continues to be a NON-EMPLOYEE DIRECTOR on the date the award would otherwise be made. A NON-EMPLOYEE DIRECTOR may allocate between NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK in minimum increments with a value equal to $5,000, as determined in accordance with Section 5 below with respect to NON-QUALIFIED STOCK OPTIONS, and Section 6 below, with respect to PHANTOM STOCK. All awards of NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK made to NON-EMPLOYEE DIRECTORS shall comply with Section 5 and Section 6 below, respectively. A NON-EMPLOYEE DIRECTOR who has failed to make a timely election or who became a NON-EMPLOYEE DIRECTOR after December 31 shall be awarded NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK, each with a value of $15,000 as determined in accordance with Section 5 and Section 6, respectively, provided that the NON-EMPLOYEE DIRECTOR continues to be a NON-EMPLOYEE DIRECTOR on the on the first business day of the following calendar year.

5.
Grant of Non-Qualified Stock Options to Non-Employee Directors
(a)
On the first business day of each calendar year beginning on January 1, 1998, during the duration of the PLAN, each person who is then a NON-EMPLOYEE DIRECTOR and who has elected to receive an award of NON-QUALIFIED STOCK OPTIONS in accordance with Section 4, shall receive a grant of NON-QUALIFIED STOCK OPTIONS with an aggregate value equal to $5,000, $10,000, $15,000, $20,000, $25,000, or $30,000, as previously elected by the NON-EMPLOYEE DIRECTOR (or $15,000 in the case of a NON-EMPLOYEE DIRECTOR who has failed to make a timely election in accordance with Section 4 or who became a NON-EMPLOYEE DIRECTOR after December 31) (the "Elected Option Value"). The number of shares subject to the NON-QUALIFIED STOCK OPTIONS shall be determined by dividing the Elected Option Value by the value of a NON-QUALIFIED STOCK OPTION to purchase a single share of PG&E Corporation common stock as of the first business day of the applicable calendar year. The per stock option value shall be calculated in accordance with the Black-Scholes stock option valuation method using the average preceding November closing price of PG&E Corporation stock and reducing the per option value so calculated by twenty percent. The resulting number of NON-QUALIFIED STOCK OPTIONS shall be rounded down to the nearest whole share. No person shall receive more than one grant of NON-QUALIFIED STOCK OPTIONS during any calendar year.

(b)
The OPTION PRICE of the COMMON STOCK subject under each NON-QUALIFIED STOCK OPTION shall be the FAIR MARKET VALUE of the COMMON STOCK on the date of grant. The exercise of any NON-QUALIFIED STOCK OPTION shall be contingent upon receipt by the CORPORATION of (i) cash, (ii) check, (iii) shares of COMMON STOCK, (iv) an executed exercise notice together with irrevocable instructions to a broker to either sell the shares subject to the NON-QUALIFIED STOCK OPTION or hold such shares as collateral for a margin loan and to promptly deliver to the CORPORATION the amount of sale or loan proceeds required to pay the OPTION PRICE, or (v) any combination of the foregoing in an amount equal to the full OPTION PRICE of the shares being purchased. For purposes of this paragraph, shares of COMMON STOCK that are delivered in payment of the OPTION PRICE must have been previously owned by the GRANTEE for a minimum of one year, and shall be valued at their FAIR MARKET VALUE as of the date of the exercise of the NON-QUALIFIED STOCK OPTION. The CORPORATION shall not make loans to any GRANTEE for the purpose of exercising NON-QUALIFIED STOCK OPTIONS.

(c)
Each NON-QUALIFIED STOCK OPTION granted under the Plan shall become exercisable and vested cumulatively as follows: (i) up to thirty-three percent (33%) of the NON-QUALIFIED STOCK OPTION may be exercised on or after the second anniversary of the date of grant; (ii) up to sixty-six percent (66%) of the NON-QUALIFIED STOCK OPTION may be exercised on or after the third anniversary of the date of grant; and (iii) up to one hundred percent (100%) of the NON-QUALIFIED STOCK OPTION may be exercised on or after the fourth anniversary of the date of grant.

  (d)
  The term of each NON-QUALIFIED STOCK OPTION shall be ten years and one day from the date of grant, subject to earlier termination as provided in Section 9 hereof. Any provision of the PLAN to the contrary notwithstanding, no NON-QUALIFIED STOCK OPTION shall be exercised after the time limitations stated in this Section 5(d).

6.
Awards of Phantom Stock to Non-Employee Directors
(a)
On the first business day of each calendar year beginning on January 1, 1998, during the duration of the PLAN, each person who is then a NON-EMPLOYEE DIRECTOR and who has elected to receive an award of PHANTOM STOCK in accordance with Section 4, shall be credited with an amount of PHANTOM STOCK with a value (as determined by the FAIR MARKET VALUE of the COMMON STOCK on the first business day of the applicable calendar year) equal to $5,000, $10,000, $15,000, $20,000, $25,000, or $30,000, as previously elected by the NON-EMPLOYEE DIRECTOR (the "Elected Phantom Stock Value"). The number of shares of PHANTOM STOCK (including fractions computed to three decimal places) to be granted to each NON-EMPLOYEE DIRECTOR each calendar year shall be determined by dividing the Elected Phantom Stock Value (or $15,000 in the case of a NON-EMPLOYEE DIRECTOR who has failed to make a timely election in accordance with Section 4 or who became a NON-EMPLOYEE DIRECTOR after December 31) by the FAIR MARKET VALUE of the COMMON STOCK on the first business day of the applicable calendar year. No person shall receive more than one grant of PHANTOM STOCK during any calendar year. The shares of PHANTOM STOCK awarded to a NON-EMPLOYEE DIRECTOR shall be credited to a newly established PHANTOM STOCK account for the NON-EMPLOYEE DIRECTOR. Each share of PHANTOM STOCK shall be deemed to be equal to one share (or fraction thereof) of COMMON STOCK on the date of grant, and shall thereafter fluctuate in value in accordance with the FAIR MARKET VALUE of the COMMON STOCK.

(b)
Each NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall be credited quarterly on each dividend payment date with additional shares of PHANTOM STOCK (including fractions computed to three decimal places) determined by dividing (i) the aggregate amount of dividends, i.e., the dividend multiplied by the number of shares of PHANTOM STOCK credited to the participant's account as of the dividend record date, by (ii) by the FAIR MARKET VALUE of the COMMON STOCK on the dividend payment date.

(c)
Payment of the shares of PHANTOM STOCK credited to a NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall be made after the NON-EMPLOYEE DIRECTOR'S RETIREMENT, MANDATORY RETIREMENT, or TERMINATION by reason of death or disability and in accordance with Section 9 below. Payment shall be made only in the form of shares of COMMON STOCK equal to the number of shares of PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account on the date of distribution, rounded down to the nearest whole share. The NON-EMPLOYEE DIRECTOR may elect to receive the number of shares of COMMON STOCK to which he is entitled following RETIREMENT OR MANDATORY RETIREMENT in a lump sum distribution of the entire amount or in a series of ten or less approximately equal annual installments, provided that distribution shall commence no later than January of the year following the year in which the NON-EMPLOYEE DIRECTOR'S RETIREMENT or MANDATORY RETIREMENT occurred. Following a NON-EMPLOYEE

    DIRECTOR'S death or disability, the shares to which the NON-EMPLOYEE DIRECTOR (or his estate) is entitled shall become payable in accordance with Section 9(a) below.

7.
Shares of Stock Subject to the Plan

  There shall be reserved for use under the PLAN and for the grant of any other INCENTIVE AWARDS pursuant to the PROGRAM (subject to the provisions of Section 10 hereof) a total of 49,389,230 shares of COMMON STOCK, which shares may be authorized but unissued shares of COMMON STOCK or issued shares of COMMON STOCK which shall have been reacquired by PG&E CORPORATION.

8.
Dividend, Voting and Other Shareholder Rights

  Except as otherwise provided in the PLAN, each GRANTEE shall have all of the rights of a shareholder of PG&E CORPORATION with respect to all outstanding shares of DIRECTOR RESTRICTED STOCK registered in his or her name, whether or not such shares are vested, including the right to receive dividends and other distributions paid or made with respect to such shares and the right to vote such shares. No GRANTEE shall have any of the rights of a shareholder of PG&E CORPORATION with respect to a NON-QUALIFIED STOCK OPTION until the shares acquired upon exercise of such NON-QUALIFIED STOCK OPTION have been issued and registered in his or her name. No GRANTEE shall have any of the rights of a shareholder of PG&E CORPORATION with respect to PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account under the Plan.

9.
Termination of Status as a Non-Employee Director
(a)
In the event of a TERMINATION by reason of disability or death, (i) all shares of DIRECTOR RESTRICTED STOCK held by the GRANTEE shall become fully vested, notwithstanding the provisions of Section 3(b) hereof, and the GRANTEE (or the GRANTEE'S estate or a person who acquired the shares of DIRECTOR RESTRICTED STOCK by bequest or inheritance) shall have the right to resell or transfer such shares at any time, (ii) all NON-QUALIFIED STOCK OPTIONS held by the GRANTEE, to the extent that such NON-QUALIFIED STOCK OPTIONS have not previously expired or been exercised, shall become fully vested and exercisable, notwithstanding the provisions of Section 5(c) hereof, and the GRANTEE (or the GRANTEE'S estate or a person who acquired the right to exercise the NON-QUALIFIED STOCK OPTION by bequest or inheritance) shall have the right to exercise the NON-QUALIFIED STOCK OPTIONS at any time within their respective terms or within one (1) year after the date of the GRANTEE'S death or disability, whichever is shorter, and (iii) all shares of PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall immediately become payable to the GRANTEE (or the GRANTEE'S estate or a person who acquired the shares of PHANTOM STOCK by bequest or inheritance) in the form of a number of shares of COMMON STOCK equal to the number of shares of PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account, rounded down to the nearest whole share. The term "disability" shall, for the purposes of the PLAN, be defined in Section 22(e)(3) of the CODE.

(b)
In the event of a TERMINATION by reason of MANDATORY RETIREMENT, (i) all shares of DIRECTOR RESTRICTED STOCK held by the GRANTEE shall become fully vested, notwithstanding the provisions of Section 3(b) hereof, and the GRANTEE shall have the right to resell or transfer such shares at any time, (ii) the NON-QUALIFIED STOCK OPTIONS then held by the GRANTEE, to the extent that such NON-QUALIFIED STOCK OPTIONS have not previously expired or been exercised, shall become fully vested and exercisable, notwithstanding the provisions of Section 5(c) hereof, and the GRANTEE shall have the right to exercise the NON-QUALIFIED STOCK OPTIONS at any time within their respective terms or within five (5) years after such MANDATORY RETIREMENT, whichever is shorter;

    and (iii) all shares of PHANTOM STOCK credited to the NON- EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall become payable to the GRANTEE in accordance with Section 6(c) hereof.

  (c)
  In the event of a TERMINATION for any reason other than those specified in subparagraphs (a) and (b) above, (i) any unvested shares of DIRECTOR RESTRICTED STOCK granted hereunder shall be forfeited and the GRANTEE shall return to the CORPORATION for cancellation any stock certificates representing such forfeited shares which forfeited shares shall be deemed to be canceled and no longer outstanding as of the date of TERMINATION; and from and after the date of TERMINATION, the GRANTEE shall cease to be a shareholder with respect to such forfeited shares and shall have no dividend, voting or other rights with respect thereto, (ii) any NON-QUALIFIED STOCK OPTIONS granted hereunder that have not yet vested and become exercisable shall terminate, (iii) the GRANTEE shall have the right to exercise NON-QUALIFIED STOCK OPTIONS, to the extent that such NON-QUALIFIED STOCK OPTIONS have vested and become exercisable as of the date of TERMINATION, at any time within their respective terms or within three months after such TERMINATION, whichever is shorter, after which the NON-QUALIFIED STOCK OPTIONS shall terminate, and (iv) all shares of PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall be forfeited on the date of TERMINATION; provided, however, that if the TERMINATION results from the NON-EMPLOYEE DIRECTOR'S RETIREMENT, then the PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall become payable in accordance with Section 6(c) hereof.

  (d)
  Notwithstanding the provisions of subparagraphs (a) through (c) above, the BOARD OF DIRECTORS may, in its sole discretion, establish different terms and conditions pertaining to the effect of TERMINATION, to the extent permitted by applicable federal and state law.

10.
Adjustments Upon Changes in Number or Value of Shares of Common Stock

  If there are any changes in the number or value of shares of COMMON STOCK by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations or other events that materially increase or decrease the number or value of issued and outstanding shares of COMMON STOCK, the BOARD OF DIRECTORS or COMMITTEE may make such adjustments as it shall deem appropriate, in order to prevent dilution or enlargement of rights.

11.
Non-Transferability

  NON-QUALIFIED STOCK OPTIONS, PHANTOM STOCK, and shares of DIRECTOR RESTRICTED STOCK that have not vested in accordance with the provisions of Section 3(b) hereof, shall not be transferable by the GRANTEE otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the CODE, Title I of ERISA or the rules thereunder.

12.
Change in Control

  Upon the occurrence of a CHANGE IN CONTROL (as defined below), (i) any time periods relating to the vesting of any shares of DIRECTOR RESTRICTED STOCK granted hereunder shall be accelerated so that all such shares immediately become fully vested, (ii) any time periods relating to the vesting of NON-QUALIFIED STOCK OPTIONS granted hereunder shall be accelerated so that all such NON-QUALIFIED STOCK OPTIONS immediately become fully vested and exercisable for the remainder of their terms, and (iii) all shares of PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTORS' PHANTOM STOCK accounts shall become payable in accordance with Section 6(c) hereof as if the CHANGE IN CONTROL constituted a RETIREMENT.

  A "CHANGE IN CONTROL" shall be deemed to have occurred if:

  (a)
  any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the EXCHANGE ACT, but excluding any benefit plan for EMPLOYEES or any trustee, agent or other fiduciary for any such plan acting in such person's capacity as such fiduciary), directly or indirectly, becomes the beneficial owner of securities of PG&E CORPORATION representing twenty percent (20%) or more of the combined voting power of PG&E CORPORATION's then outstanding securities;

  (b)
  during any two consecutive years, individuals who at the beginning of such a period constitute the BOARD OF DIRECTORS cease for any reason to constitute at least a majority of the BOARD OF DIRECTORS, unless the election, or the nomination for election by the shareholders of PG&E CORPORATION, of each new DIRECTOR was approved by a vote of at least two-thirds (2/3) of the DIRECTORS then still in office who were DIRECTORS at the beginning of the period; or

  the shareholders of the CORPORATION shall have approved (i) any consolidation or merger of the CORPORATION other than a merger or consolidation which would result in the voting securities of the CORPORATION outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent of such surviving entity) at least 70 percent of the Combined Voting Power of the CORPORATION, such surviving entity or the parent of such surviving entity outstanding immediately after the merger or consolidation; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the CORPORATION, or (iii) any plan or proposal for the liquidation or dissolution of the CORPORATION. For purposes of this paragraph, the term Combined Voting Power shall mean the combined voting power of the CORPORATION's or other relevant entity's then outstanding voting securities.

13.
Amendment and Termination of the Plan

  The BOARD OF DIRECTORS or the COMMITTEE may at any time suspend, terminate, modify or amend the PLAN in any respect; provided, however, that, to the extent necessary and desirable to comply with the CODE (or any other applicable law or regulation, including the requirements of any stock exchange on which the COMMON STOCK is listed or quoted), shareholder approval of any PLAN amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation.

  No suspension, termination, modification or amendment of the PLAN may, without the consent of the GRANTEE, adversely affect his or her rights with respect to DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS or PHANTOM STOCK theretofore granted to such GRANTEE.

  Except as provided in Section 2 hereof, the BOARD OF DIRECTORS or COMMITTEE may make such amendments or modifications in the terms and conditions of any grant of DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS or PHANTOM STOCK as it may deem advisable, or cancel or annul any grant of DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS or PHANTOM STOCK; provided, however, that no such amendment, modification, cancellation or annulment may, without the consent of the GRANTEE, adversely affect his or her rights with respect to such grant.

14.
Effective Date of the Plan and Duration

  This PLAN became effective as of January 1, 1996, upon approval by the shareholders of Pacific Gas and Electric Company at its Annual Meeting on April 17, 1996. Effective January 1, 1997, the PLAN was assumed by PG&E CORPORATION. At its meeting on December 17, 1997, the

  BOARD OF DIRECTORS amended and restated the PLAN effective January 1, 1998, to (i) reflect the adoption of new RULE 16B-3 which became effective November 1, 1996, and (ii) provide automatic formula awards of NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK to NON-EMPLOYEE DIRECTORS within the limits of the PROGRAM as previously approved by shareholders in 1996. The PLAN was subsequently amended on October 21, 1998 and April 21, 1999.

  Effective May 16, 2001, the PLAN, and the PROGRAM of which the PLAN is a part, were amended to add 15,000,000 shares of COMMON STOCK to the total number of shares of COMMON STOCK reserved for use under the PLAN and the PROGRAM. By resolution dated June 16, 2004 and effective July 1, 2004, the BOARD OF DIRECTORS increased the amount of equity awards automatically granted under the PLAN. Unless terminated sooner pursuant to Section 13 hereof, the PLAN shall terminate on December 31, 2005.

15.
Definitions
(a)
BOARD OF DIRECTORS means the Board of Directors of PG&E CORPORATION.

(b)
CHANGE IN CONTROL has the meaning set forth in Section 12 hereof.

(c)
CODE means the Internal Revenue Code of 1986, as amended from time to time.

(d)
COMMITTEE means the Nominating and Compensation Committee of the BOARD OF DIRECTORS or any successor to such committee.

(e)
COMMON STOCK means common shares of PG&E CORPORATION with no par value and any class of common shares into which such common shares hereafter may be converted.

(f)
CORPORATION means PG&E CORPORATION, and any parent corporation (as defined in Section 424(e) of the CODE) or subsidiary corporation (as defined in Section 424(f) of the CODE).

(g)
DIRECTOR means any person who is a member of the BOARD OF DIRECTORS or the Board of Directors of any parent corporation (as defined in Section 424(e) of the CODE) which may hereafter be established, including an advisory, emeritus or honorary director.

(h)
DIRECTOR RESTRICTED STOCK means RESTRICTED STOCK granted to a NON-EMPLOYEE DIRECTOR under the PLAN.

(i)
EMPLOYEE means any person who is employed by the CORPORATION. The payment of a director's fee or consulting fee by the CORPORATION shall not be sufficient to constitute "employment" by the CORPORATION.

(j)
ERISA means the Employee Retirement Income Security Act of 1974, as amended.

(k)
EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

(l)
FAIR MARKET VALUE means the closing price of the COMMON STOCK reported on the New York Stock Exchange Composite Transactions for the date specified for determining such value.

(m)
GRANTEE means the NON-EMPLOYEE DIRECTOR receiving the DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK or his or her legal representative, legatees, distributees or alternate payees, as the case may be.

(n)
MANDATORY RETIREMENT means retirement as a DIRECTOR at age 70 or at such other age as may be specified in the retirement policy for the BOARD OF DIRECTORS or the Board of Directors of any parent corporation which may hereafter be established (as the case may be), as in effect at the time of a NON-EMPLOYEE DIRECTOR'S TERMINATION.

  (o)
  NON-EMPLOYEE DIRECTOR means a DIRECTOR who is not an EMPLOYEE.

  (p)
  NON-QUALIFIED STOCK OPTION means a option to purchase shares of COMMON STOCK which is not intended to qualify as an incentive stock option under Section 422 of the CODE.

  (q)
  PG&E CORPORATION means PG&E CORPORATION, a California corporation.

  (r)
  PHANTOM STOCK means allocated hypothetical shares of COMMON STOCK that can be converted at a future date into stock.

  (s)
  PLAN means this Non-Employee Director Stock Incentive Plan, as may be amended from time to time, or any successor plan which the COMMITTEE or BOARD OF DIRECTORS may adopt from time to time with respect to the grant of DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS, PHANTOM STOCK or other stock-based incentive awards under the PROGRAM.

  (t)
  PROGRAM means the PG&E Corporation Long-Term Incentive Program, as amended effective May 16, 2001, and as may be amended from time to time, pursuant to which this PLAN is adopted.

  (u)
  RESTRICTED STOCK means COMMON STOCK that is subject to forfeiture by the GRANTEE to the CORPORATION under such circumstances as may be specified by the COMMITTEE.

  (v)
  RETIREMENT means TERMINATION of service on the BOARD OF DIRECTORS after serving continuously for five consecutive years.

  (w)
  RULE 16b-3 means Rule 16b-3 under the EXCHANGE ACT or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the PLAN.

        TERMINATION occurs when a NON-EMPLOYEE DIRECTOR ceases to be a member of the BOARD OF DIRECTORS or the Board of Directors of any parent corporation which may hereafter be established (as the case may be).

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  Exhibit 10.27
PG&E CORPORATION NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN (As amended effective as of July 1, 2004)